UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549
                        _________________________________

                                   FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):   November 17, 2005


                                 CENTALE, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


     New York                        0-50863                22-3621870
 -----------------------------------------------------------------------------
 (State of Incorporation)       (Commission File         (IRS Employer
                                 Number)                  Identification No.)


           6700 N. Andrews Ave., Suite 605, Ft. Lauderdale, FL 33309
           ---------------------------------------------------------
                   (Address of principal executive offices)

                                 (754) 224-3300
                          -----------------------------
                          Registrant's Telephone Number


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.03  Amendment to Bylaws

     On November 17, 2005 the Board of Directors amended the bylaws of the Corporation. The amendment to Sections 4.8 and 4.9 of the Bylaws gives the Board of Directors the ability to designate an officer other than the President as the Corporation's Chief Operating Officer.

Item 9.01  Financial Statements and Exhibits

Exhibits

     3-a   Second Amended and Restated Bylaws


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	                          	CENTALE, INC.


Dated: December 26, 2005                By: /s/ Patrick T. Parker
                                        -------------------------------
                                        Patrick T. Parker
                                        Chief Executive Officer